SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities

Exchange Act of 1934

____________________________________________________________________________

Check the appropriate box:

[ ]	Preliminary Information Statement
☒	Definitive Information Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

Diversified Investors Portfolios – Equity Growth Portfolio

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required

☐ Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of the filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

______________________________________________________________________________

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY, INC.

Four Manhattanville Road

Purchase, New York 10577

August 31, 2007

Dear Contract Holder:

We are sending the enclosed information statement to contract holders of Group Variable Annuity Contracts issued by Transamerica Financial Life Insurance Company, Inc. with unit interests in the Equity Growth Subaccount of The Diversified Investors Variable Funds. The enclosed information statement describes two new subadvisers for the Equity Growth Portfolio (the “Portfolio”), the underlying mutual fund in which all of the assets of the Equity Growth Subaccount are invested. On June 19, 2007, with the approval of the Portfolio’s Board of Trustees, OFI Institutional Asset Management, Inc. (“OFII”) and Wellington Management Company, LLP (“Wellington Management”) became subadvisers to the Portfolio in place of Ark Asset Management, Inc. Marsico Capital Management, LLC remains a subadviser to the Portfolio and will continue to furnish portfolio management services with respect to its allocated portion of the Portfolio’s assets.

The Portfolio has obtained exemptive relief from the Securities and Exchange Commission that permits the Portfolio’s Board of Trustees to approve new subadvisers or new subadvisory agreements without investor approval under certain circumstances. The enclosed information statement describes OFII and Wellington Management and the terms of the subadvisory agreements with OFII and Wellington Management. The enclosed material is for your information only. It is not a proxy statement and you are not being asked to vote. Please note that only one copy of the Information Statement may be delivered to two or more investors who share an address, unless the Portfolio has received instructions to the contrary. Please call us at (800) 755-5803 if you have any questions.

Sincerely,

/s/ Robert F. Colby

Robert F. Colby

Secretary

DIVERSIFIED INVESTORS

EQUITY GROWTH FUND

DIVERSIFIED INSTITUTIONAL

EQUITY GROWTH FUND

Four Manhattanville Road

Purchase, New York 10577

August 31, 2007

Dear Shareholder:

The enclosed information statement describes two new subadvisers for the Equity Growth Portfolio (the “Portfolio”), the underlying mutual fund in which all of the assets of Diversified Investors Equity Growth Fund and Diversified Institutional Equity Growth Fund are invested. On June 19, 2007, with the approval of the Portfolio’s Board of Trustees, OFI Institutional Asset Management, Inc. (“OFII”) and Wellington Management Company, LLP (“Wellington Management”) became subadvisers to the Portfolio in place of Ark Asset Management, Inc. Marsico Capital Management, LLC remains a subadviser to the Portfolio and will continue to furnish portfolio management services with respect to its allocated portion of the Portfolio’s assets.

The Portfolio has obtained exemptive relief from the Securities and Exchange Commission that permits the Portfolio’s Board of Trustees to approve new subadvisers or new subadvisory agreements without investor approval under certain circumstances. The enclosed information statement describes OFII and Wellington Management and the terms of the subadvisory agreements with OFII and Wellington Management. The enclosed material is for your information only. It is not a proxy statement and you are not being asked to vote. Please note that only one copy of the Information Statement may be delivered to two or more shareholders who share an address, unless the Portfolio has received instructions to the contrary. Please call us at (800) 755-5803 if you have any questions.

Sincerely,

/s/ Robert F. Colby

Robert F. Colby

Secretary

EQUITY GROWTH PORTFOLIO

a series of Diversified Investors Portfolios

Four Manhattanville Road

Purchase, New York 10577

August 31, 2007

Dear Investor:

The enclosed information statement describes two new subadvisers for the Equity Growth Portfolio (the “Portfolio”). On June 19, 2007, with the approval of the Portfolio’s Board of Trustees, OFI Institutional Asset Management, Inc. (“OFII”) and Wellington Management Company, LLP (“Wellington Management”) became subadvisers to the Portfolio in place of Ark Asset Management, Inc. Marsico Capital Management, LLC remains a subadviser to the Portfolio and will continue to furnish portfolio management services with respect to its allocated portion of the Portfolio’s assets.

The Portfolio has obtained exemptive relief from the Securities and Exchange Commission that permits the Portfolio’s Board of Trustees to approve new subadvisers or new subadvisory agreements without investor approval under certain circumstances. The enclosed information statement describes OFII and Wellington Management and the terms of the subadvisory agreement with OFII and Wellington Management. The enclosed material is for your information only. It is not a proxy statement and you are not being asked to vote. Please note that only one copy of the Information Statement may be delivered to two or more investors who share an address, unless the Portfolio has received instructions to the contrary. Please call us at (800) 755-5803 if you have any questions.

Sincerely,

/s/ Robert F. Colby

Robert F. Colby

Secretary

EQUITY GROWTH PORTFOLIO

a series of Diversified Investors Portfolios

Four Manhattanville Road

Purchase, New York 10577

Telephone: (914) 697-8000

INFORMATION STATEMENT

This Information Statement is being provided to investors in the Equity Growth Portfolio (referred to as the Portfolio) by the Portfolio’s Board of Trustees (referred to as the Board) in lieu of a proxy statement pursuant to the terms of an exemptive order that the Portfolio has received from the Securities and Exchange Commission (referred to as the SEC). The exemptive order permits the Portfolio’s adviser, under certain circumstances, to hire new subadvisers and to approve new subadvisory agreements with the approval of the Board, but without obtaining investor approval. Pursuant to the exemptive order, however, the Portfolio has agreed to provide certain information about new subadvisers and new subadvisory agreements to its investors. Accordingly, investors are not being asked to vote on the hiring of the new subadvisers or the subadvisory agreement with the new subadvisers, but are encouraged to review this Information Statement.

We are not asking you for a proxy, and you are requested not to send us a proxy.

The Portfolio is a series of Diversified Investors Portfolios (referred to as the Trust), which is a registered investment company organized as a New York trust under a Declaration of Trust dated as of April 23, 1993 and amended and restated as of August 30, 2002. The Portfolio was designated as a separate series of the Trust on April 23, 1993 and commenced operations on July 1, 1994. The Portfolio’s mailing address is Four Manhattanville Road, Purchase, New York 10577.

The annual report for the Portfolio for the period ended December 31, 2006 has previously been sent to investors and the semi-annual report for the Portfolio for the period ended June 30, 2007 has been or will shortly be sent to investors. Both reports are available upon request without charge by contacting Diversified Investment Advisors, Inc., Four Manhattanville Road, Purchase, New York 10577, or by calling toll-free (800) 755-5801.

This Information Statement is being mailed on or about August 31, 2007.

Background

The Portfolio is a master fund in a master/feeder mutual fund structure. Currently, eight feeder funds invest their assets in the Portfolio. The Portfolio, in turn, invests directly in securities.

Diversified Investment Advisors, Inc., a Delaware corporation (referred to as the Adviser), Four Manhattanville Road, Purchase, New York 10577, manages the assets of the Portfolio pursuant to an Investment Advisory Agreement dated as of January 3, 1994, and amended as of November 15, 1996 (referred to collectively as the Advisory Agreement). The Advisory Agreement was most recently approved by the Board, including a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (referred to as the 1940 Act)), of any party to such agreement (referred to as the Independent Trustees), on May 22, 2007. The Advisory Agreement was most recently submitted to a vote of investors on February 28, 1997. At that time investors approved an amendment to the Advisory Agreement lowering the advisory fee payable thereunder. More information about the Advisory Agreement appears below under the caption “Existing Advisory Agreement.”

Subject to the terms of the Advisory Agreement, the Adviser (i) is responsible for the management of the Portfolio, (ii) selects and employs, subject to the review and approval of the Board, one or more subadvisers to make the day-to-day investment selections for the Portfolio consistent with the guidelines and directions set by the Adviser and the Board, and (iii) reviews the subadvisers’ continued performance. The Adviser may terminate the services of any subadviser at any time.

OFI Institutional Asset Management, Inc. (referred to as OFII) and Wellington Management Company, LLP (referred to as Wellington Management) became subadvisers to the Portfolio on June 19, 2007. This Information Statement describes OFII and Wellington Management and their subadvisory agreements relating to the Portfolio (referred to as the OFII Subadvisory Agreement and the Wellington Management Subadvisory Agreement, respectively). Marsico Capital Management, LLC, Inc. (referred to as Marsico) remains a subadviser to the Portfolio, and the Portfolio’s subadvisory agreement with Marsico continues in effect.

No officer or Trustee of the Portfolio currently is a director, officer or employee of OFII or Wellington Management. No officer or Trustee of the Portfolio, through the ownership of securities or otherwise, has any other material direct or indirect interest in OFII or Wellington Management or any other person controlling, controlled by or under common control with OFII or Wellington Management. Since January 1, 2006, none of the Trustees of the Portfolio has had any material interest, direct or indirect, in any material transactions, or in any material proposed transactions, to which OFII, Wellington Management or any of their affiliates was or is to be a party.

Existing Advisory Agreement

As noted above, the Adviser manages the assets of the Portfolio pursuant to an Advisory Agreement. The Advisory Agreement is dated as of January 3, 1994 and continues in effect from year to year, subject to approval annually in accordance with the 1940 Act. The Advisory Agreement was amended effective as of November 15, 1996 (referred to as the Amendment). The Advisory Agreement may be terminated at any time without the payment of any penalty by the Board or by the vote of a “majority of the outstanding voting securities” of the Portfolio on 60 days’ written notice to the Adviser.

Under the terms of the Advisory Agreement, the Adviser formulates and provides an investment program for the Portfolio on a continuous basis, subject to the provisions of the 1940 Act and the Internal Revenue Code of 1986 and to the investment objectives, policies, procedures and restrictions contained in the Portfolio’s then current Registration Statement under the 1940 Act. The Adviser also provides the Board with performance and other information, along with such other reports and data as are requested by the Board from time to time.

The Adviser also provides administrative services pursuant to the Advisory Agreement. The administrative services that the Adviser may provide include making available office space, equipment and clerical personnel necessary for maintaining the Portfolio, negotiating contracts with, and supervising the performance of, the Portfolio’s transfer agent, custodian and other agents and service providers, preparing and filing with the SEC documents such as Registration Statements, and maintaining the Portfolio’s books and records.

The Advisory Agreement states that the Adviser may execute purchase and sale orders with itself or affiliates provided that any commission paid by the Portfolio is fair and reasonable compared to commissions paid to brokers with similar capabilities as the Adviser or its affiliate for transactions involving similar securities. Any portfolio transaction executed through the Adviser or an affiliate, however, must be made pursuant to policies adopted by the Board and must comply with applicable law. Under the Advisory Agreement, the Adviser is responsible for voting all proxies in relation to the securities held in the Portfolio.

The Advisory Agreement also provides that the Adviser may engage in any other business and provide any type of service, including investment advisory services, to any other person.

A description of the investment advisory fees paid by the Portfolio to the Adviser appears below under the caption “Diversified Advisory Fees.”

Investors should refer to Exhibit A-1 and Exhibit A-2 attached hereto for the complete terms of the Advisory Agreement and the Amendment, respectively. The descriptions of the Advisory Agreement and the Amendment set forth herein are qualified in their entirety by the provisions of the Advisory Agreement and the Amendment as set forth in Exhibit A-1 and Exhibit A-2.

Former Subadviser

Ark Asset Management, Inc.

Prior to June 19, 2007, Ark Asset Management, Inc. (referred to as Ark) served as an investment subadviser of the Portfolio. Ark was founded in 1989 and has been registered as an investment adviser with the SEC since 1989. The principal offices of Ark are located at 125 Broad Street, New York, New York 10004. Ark is owned by Ark Asset Holdings, Inc. Ark Asset Holdings, Inc. is owned by certain Ark employees.

Ark provided subadvisory services to the Portfolio pursuant to an Investment Subadvisory Agreement between Ark and the Adviser (referred to as the Ark Subadvisory Agreement). As a subadviser of the Portfolio, Ark was responsible for managing the assets of the Portfolio in a manner consistent with the terms of the Ark Subadvisory Agreement and the investment objectives of the Portfolio.

The Ark Subadvisory Agreement was dated as of December 15, 2000. The Board, including a majority of the Independent Trustees, last approved the Ark Subadvisory Agreement on May 23, 2006.

At a meeting of the Board held on May 22, 2007, the Board considered, at the Adviser’s recommendation, the termination of Ark as a subadviser of the Portfolio and the engagement of OFII and Wellington Management as subadvisers to the Portfolio. The Trustees reviewed the Portfolio’s performance and considered the ability of Ark to continue to effectively manage its allocated portion of the Portfolio. As discussed below under “Evaluation by the Board,” the Board authorized the Adviser to terminate the Ark Subadvisory Agreement and to enter into new subadvisory agreements with OFII and Wellington Management. Effective June 19, 2007, the Adviser terminated the Ark Subadvisory Agreement and entered into the OFII Subadvisory Agreement and the Wellington Management Subadvisory Agreement.

Comparison of the Subadvisory Agreements

A description of the investment advisory fees to be paid by the Adviser to OFII and Wellington Management appears below under the captions “OFII Subadvisory Fee” and “Wellington Management Subadvisory Fee,” respectively. A comparison of the fees to the fee paid by the Adviser to Ark appears below under the caption “Ark Subadvisory Fee.”

Comparison of the Ark Subadvisory Agreement to the OFII Subadvisory Agreement

The OFII Subadvisory Agreement became effective on June 19, 2007 and will continue in effect for two years and thereafter from year to year, subject to approval annually in accordance with the 1940 Act. The OFII Subadvisory Agreement may be terminated at any time without the payment of any penalty by the Board, by the vote of a majority of the outstanding voting securities of the Portfolio or by the Adviser. The OFII Subadvisory Agreement may be terminated by OFII upon 90 days’ advance written notice to the Adviser. The OFII Subadvisory Agreement will terminate automatically in the event of its “assignment,” as defined in the 1940 Act. The Ark Subadvisory Agreement contained similar provisions.

Under the terms of the OFII Subadvisory Agreement, OFII furnishes continuing portfolio management services to the Portfolio subject always to the provisions of the 1940 Act and to the investment objective, policies, procedures and restrictions imposed by the Portfolio’s then current Registration Statement under the 1940 Act. The OFII Subadvisory Agreement prohibits OFII from directly or indirectly consulting with any other subadviser of the Portfolio concerning Portfolio transactions. The Ark Subadvisory Agreement contained similar provisions, except that it did not address consultation with other subadvisers.

The OFII Subadvisory Agreement provides that OFII is responsible only for managing a discrete portion of the Portfolio represented by the assets of the Portfolio allocated to it by the Board in good faith and in accordance with the Portfolio’s investment objectives, fundamental policies and restrictions, and has no responsibility whatsoever for, and is to incur no liability on account of, (i) diversification, selection or establishment of such investment objectives, fundamental policies and restrictions, (ii) advice on, or management of, any other assets for the Adviser or the Portfolio, (iii) filing of any tax or information returns or forms, withholding or paying any taxes, or seeking any exemption or refund, (iv) registration of the Portfolio with any government or agency, (v) administration of the plans and trusts investing through the Portfolio, (vi) overall Portfolio compliance with the requirements of the 1940 Act or Subchapter M of the IRC, (vii) any loss incurred by reason of any act or omission of any custodian, or (viii) any loss incurred by reason of any act or omission of any broker or dealer. The Ark Subadvisory Agreement contained provisions (i) through (vi) above but did not contains provisions (vii) and (viii).

The OFII Subadvisory Agreement also provides that OFII will be indemnified and held harmless by the Adviser for any loss in carrying out the terms and provisions of the OFII Subadvisory Agreement, including reasonable attorney’s fees, indemnification to the Portfolio, or any shareholder thereof, and to brokers and commission merchants, fines, taxes, penalties and interest. OFII is liable, however, for any liability, damages or expenses of the Adviser arising out of the willful malfeasance, bad faith, gross negligence, or violation of applicable law or reckless disregard of the duties owed pursuant to the OFII Subadvisory Agreement by any of OFII’s employees in providing management under the OFII Subadvisory Agreement. In such cases, the indemnification by the Adviser referred to above would be inapplicable. The Ark Subadvisory Agreement had similar provisions but contained a different standard of care, holding Ark liable for negligence, malfeasance or violation of applicable laws.

Under the OFII Subadvisory Agreement, OFII may place orders with brokers or dealers that sell interests in the Portfolio or that sell shares of any other fund for which OFII provides investment advisory services, to the extent that the placing of such orders is in compliance with the rules of the SEC and the National Association of Securities Dealers, Inc. The OFII Subadvisory Agreement also states that when OFII deems the purchase or sale of a security to be in the best interest of the Portfolio as well as OFII’s other clients, OFII, to the extent permitted by applicable laws and regulations, may, but will be under no obligation to, aggregate the securities to be sold or purchased in order to obtain a more favorable price or lower brokerage commissions and efficient execution. Further, the OFII Subadvisory Agreement provides that, subject to such policies and procedures as may be adopted by the Board and officers of the Portfolio, OFII may pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where OFII has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or OFII’s overall responsibilities with respect to the Portfolio and to other funds and clients for which OFII exercises investment discretion. The Ark Subadvisory Agreement contained similar provisions, except that it did not address the aggregation of trades.

Upon request, OFII will make recommendations to Diversified as to the manner in which voting rights, rights to consent to corporate actions and any rights pertaining to the Portfolio’s securities shall be exercised. Diversified will retain responsibility for the actual voting of any voting rights. The Ark Subadvisory Agreement provided that Ark would be responsible for voting all applicable proxies. Upon request, OFII will provide assistance regarding the fair valuation of Portfolio securities for which market quotations are not readily available, which may include participation of appropriate representatives at pricing committee meetings. The Ark Subadvisory Agreement did not address fair valuation.

OFII will adopt and implement and shall maintain in effect policies and procedures reasonably designed to prevent, detect and correct violations by OFII and its supervised persons, and will provide the Portfolio with copies of such policies and procedures. Additionally, OFII shall promptly provide the following documents to the Portfolio’s compliance personnel: (a) a summary of all final SEC examination correspondence relating to any personnel, technology and processes of OFII that could impact the services provided by OFII under the OFII Subadvisory Agreement, and OFII’s responses thereto; (b) a report of any material violations of OFII’s compliance program or any material compliance matters; (c) a report of any material changes to the policies and procedures that compose OFII’s compliance program; and (d) a copy of OFII’s chief compliance officer’s annual review of OFII’s compliance program. OFII agrees to cooperate with periodic reviews by the Portfolio’s compliance personnel of OFII’s compliance program and the operation and implementation thereof. The Ark Subadvisory Agreement did not address these compliance matters.

Investors should refer to Exhibit B attached hereto for the complete terms of the OFII Subadvisory Agreement. The description of the OFII Subadvisory Agreement set forth herein is qualified in its entirety by provisions of the OFII Subadvisory Agreement as set forth in Exhibit B.

David E. Schmidt is the OFII portfolio manager responsible for the day-to-day management of those assets in the Small-Cap Value Portfolio that OFII is responsible for managing in accordance with the OFII Subadvisory Agreement. Mr. Schmidt is the Chief Investment Officer – Quantitative Equities at OFII, and has been with a firm acquired by OFII since 1994 and with OFII since 1999.

Comparison of the Ark Subadvisory Agreement to the Wellington Management Subadvisory Agreement

The Wellington Management Subadvisory Agreement became effective on June 19, 2007 and will continue in effect for two years and thereafter from year to year, subject to approval annually in accordance with the 1940 Act. The Wellington Management Subadvisory Agreement may be terminated at any time without the payment of any penalty by the Board, by the vote of a majority of the outstanding voting securities of the Portfolio or by the Adviser. The Wellington Management Subadvisory Agreement may be terminated by Wellington Management upon 90 days’ advance written notice to the Adviser. The Wellington Management Subadvisory Agreement will terminate automatically in the event of its “assignment,” as defined in the 1940 Act. The Ark Subadvisory Agreement contained similar provisions.

Under the terms of the Wellington Management Subadvisory Agreement, Wellington Management furnishes continuing portfolio management services to the Portfolio subject always to the provisions of the 1940 Act and to the investment objective, policies, procedures and restrictions imposed by the Portfolio’s then current Registration Statement under the 1940 Act. The Wellington Management Subadvisory Agreement prohibits Wellington Management from directly or indirectly consulting with any other subadviser of the Portfolio concerning Portfolio transactions. The Ark Subadvisory Agreement contained similar provisions, except that it did not address consultation with other subadvisers.

The Wellington Management Subadvisory Agreement provides that Wellington Management is responsible only for managing a discrete portion of the Portfolio represented by the assets of the Portfolio allocated to it by the Board in good faith and in accordance with the Portfolio’s investment objectives, fundamental policies and restrictions, and has no responsibility whatsoever for, and is to incur no liability on account of, (i) diversification, selection or establishment of such investment objectives, fundamental policies and restrictions, (ii) advice on, or management of, any other assets for Diversified or the Portfolio, (iii) filing of any tax or information returns or forms, withholding or paying any taxes, or seeking any exemption or refund, (iv) registration of the Portfolio with any government or agency, (v) administration of the plans and trusts investing through the Portfolio, (vi) overall Portfolio compliance with the requirements of the 1940 Act or Subchapter M of the IRC, (vii) any loss incurred by reason of any act or omission of any custodian, or (viii) any loss incurred by reason of any act or omission of any broker or dealer. The Ark Subadvisory Agreement contained provisions (i) through (vi), but did not contain provisions (vii) and (viii).

The Wellington Management Subadvisory Agreement also provides that Wellington Management will be indemnified and held harmless by the Adviser for any loss in carrying out the terms and provisions of the Wellington Management Subadvisory Agreement, including reasonable attorney’s fees, indemnification to the Portfolio, or any shareholder thereof, and to brokers and commission merchants, fines, taxes, penalties and interest. Wellington Management is liable, however, for any liability, damages or expenses of the Adviser arising out of the willful malfeasance, bad faith, gross negligence, or violation of applicable law or reckless disregard of the duties owed pursuant to the Wellington Management Subadvisory Agreement by any of Wellington Management’s employees in providing management under the Wellington Management Subadvisory Agreement. In such cases, the indemnification by the Adviser referred to above would be inapplicable. The Ark Subadvisory Agreement had similar provisions but contained a different standard of care, holding Ark liable for negligence, malfeasance or violation of applicable laws.

Under the Wellington Management Subadvisory Agreement, Wellington Management may place orders with brokers or dealers that sell interests in the Portfolio or that sell shares of any other fund for which Wellington Management provides investment advisory services, to the extent that the placing of such orders is in compliance with the rules of the SEC and the National Association of Securities Dealers, Inc. The Wellington Management Subadvisory Agreement also states that when Wellington Management deems the purchase or sale of a security to be in the best interest of the Portfolio as well as Wellington Management’s other clients, Wellington Management, to the extent permitted by applicable laws and regulations, may, but will be under no obligation to, aggregate the securities to be sold or purchased in order to obtain a more favorable price or lower brokerage commissions and efficient execution. Further, the Wellington Management Subadvisory Agreement provides that, subject to such policies and procedures as may be adopted by the Board and officers of the Portfolio, Wellington Management may pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where Wellington Management has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or Wellington Management’s overall responsibilities with respect to the Portfolio and to other funds and clients for which Wellington Management exercises investment discretion. The Ark Subadvisory Agreement contained similar provisions, except that it did not address the aggregation of trades.

Upon request, Wellington Management will make recommendations to the Adviser as to the manner in which voting rights, rights to consent to corporate actions and any rights pertaining to the Portfolio’s securities shall be exercised. The Adviser will retain responsibility for the actual voting of any voting rights. Wellington Management will not be responsible for reviewing or filing class action notices on behalf of the Portfolio. The Ark Subadvisory Agreement provided that Ark would be responsible for voting all applicable proxies. Upon request, Wellington Management will provide assistance regarding the fair valuation of Portfolio securities for which market quotations are not readily available, which may include written recommendations of fair valuation for specific securities sent to the Adviser. The Ark Subadvisory Agreement did not address fair valuation.

Wellington Management has adopted and implemented, and shall maintain in effect, policies and procedures reasonably designed to prevent, detect and correct violations by Wellington Management and its supervised persons of the “federal securities laws,” as defined in Rule 38a-1 under the 1940 Act, and has provided the Portfolio with copies of such policies and procedures. Additionally, Wellington Management shall promptly provide the following documents to the Portfolio’s compliance personnel: (a) notice of any SEC routine or “sweep” examination, and a summary of any SEC written finding, concern or issue resulting from any such examination, occurring or issued during the term of the Agreement, relating to Wellington Management’s management of the Portfolio or impacting its management of the Portfolio and, upon request, a summary of Wellington Management’s response to such an SEC written finding, concern or issue arising out of an examination; (b) a report of any material violations of Wellington Management’s compliance program or any material compliance matters related to Wellington Management’s management of the Portfolio contained in Wellington Management chief compliance officer report; (c) a report of any material changes to the policies and procedures that compose Wellington Management’s compliance program; and (d) a copy of Wellington Management’s chief compliance officer’s annual report. Wellington Management agrees to cooperate with periodic reviews by the Portfolio’s compliance personnel of Wellington Management’s compliance program and the operation and implementation thereof. The Ark Subadvisory Agreement did not address these compliance matters.

Investors should refer to Exhibit C attached hereto for the complete terms of the Wellington Management Subadvisory Agreement. The description of the Wellington Management Subadvisory Agreement set forth herein is qualified in its entirety by provisions of the Wellington Management Subadvisory Agreement as set forth in Exhibit C.

The day-to-day management of the Portfolio will be the responsibility of Paul E. Marrkand, who has been with Wellington Management since 2005.

Diversified Advisory Fees

Under the Advisory Agreement, the Portfolio pays the Adviser an advisory fee at the annual rate of 0.62% of the Portfolio’s average daily net assets. The net assets are equal to the market value of the Portfolio. Fees are accrued daily and paid by the Portfolio monthly.

The fees payable to the Adviser for services provided pursuant to the Advisory Agreement for the period from January 1, 2006 to December 31, 2006 were $15,649,351. An affiliate of the Adviser, Diversified Investors Securities Corp., provides placement agency services to the Portfolio. Diversified Investors Securities Corp. receives no compensation for these services.

As of December 31, 2006, the Portfolio had net assets of $2,526,917,456.

OFII Subadvisory Fee

Under the OFII Subadvisory Agreement, the Adviser (not the Portfolio) will pay OFII for its services on the basis of the following annual fee schedule:

OFII Fee Schedule

0.08% of net assets

For purposes of calculating the subadvisory fee, net assets of the portion of the Portfolio allocated to OFII are equal to their market value. Fees are calculated by multiplying the arithmetic average of the beginning and ending monthly net assets by the fee schedule and dividing by twelve. The fees for each calendar quarter will be paid quarterly in arrears.

Wellington Management Subadvisory Fee

Under the Wellington Management Subadvisory Agreement, the Adviser (not the Portfolio) will pay Wellington Management for its services on the basis of the following annual fee schedule:

Wellington Management Fee Schedule

0.28% of net assets

For purposes of calculating the subadvisory fee, net assets are equal to the market value of the portion of the Portfolio allocated to Wellington Management. Fees are calculated by multiplying the arithmetic average of the beginning and ending monthly net assets for each calendar month by the fee schedule and dividing by twelve. The fee for each calendar quarter will be paid quarterly in arrears.

Ark Subadvisory Fee

Under the Ark Subadvisory Agreement, the Adviser (not the Portfolio) paid Ark for its services on the basis of the following annual fee schedule:

Ark Fee Schedule

0.20% of the first $750 million of net assets

0.18% of the next $250 million of net assets

0.15% on net assets over $1 billion

For purposes of calculating the subadvisory fee, net assets of the portion of the Portfolio allocated to Ark were equal to their market value. Fees were calculated by multiplying the arithmetic average of the beginning and ending monthly net assets by the fee schedule and dividing by twelve. The fees were paid quarterly.

Fees paid to Ark for services provided pursuant to the Ark Subadvisory Agreement for the period from January 1, 2006 to December 31, 2006 were $2,660,110. Fees that would have been payable to OFII and Wellington Management for services provided pursuant to the OFII Subadvisory Agreement and Wellington Management Subadvisory Agreement for the same period, had the OFII Subadvisory Agreement and Wellington Management Subadvisory Agreements been in effect for such period, would have been $565,711 and $2,305,669, respectively. This calculation is based on the assumption that OFII and Wellington Management managed the same aggregate portion of the Portfolio as was managed by Ark during the year ended December 31, 2006, and that OFII managed 46.2% and Wellington Management managed 53.8% of the aggregate portion of the Portfolio managed by Ark. Investors should note that the Adviser, not the Portfolio, pays all subadvisory fees.

During the Portfolio’s fiscal year ended December 31, 2006, Ark also served as a subadviser to the Growth & Income Portfolio pursuant to a subadvisory agreement with the Adviser. Except for the fees received by Ark from the Adviser relating to its service as subadviser to the Portfolio and the Growth & Income Portfolio, neither Ark nor any affiliate of Ark received any other fees or material payments from the Adviser or from the Portfolio during the fiscal year of the Portfolio ended December 31, 2006.

For the Portfolio’s fiscal year ended December 31, 2006, no commissions were paid to any broker that is an affiliate of the Portfolio, the Adviser, Ark, OFII or Wellington Management.

Information Regarding OFII

OFII has been registered with the SEC as an investment adviser under the Investment Advisers Act of 1940 (referred to as the Advisers Act) since 2000. OFII is a subsidiary of Oppenheimer Funds, Inc., which is also registered with the SEC as an investment adviser under the Advisers Act. The principal business address of OFII is 2 World Financial Center, 225 Liberty Street, New York, New York, 10281-1008.

Management and Governance. Listed below are the names, positions and principal occupations of the principal executive officers of OFII as of June 30, 2007. The principal address of each individual as it relates to his or her duties at OFII is the same as that of OFII.

Name	Principal Occupation if Different from Position(s) with OFII
Charles L. McKenzie	Chairman, Chief Executive Officer, Chief Investment Officer & Director
Jeffrey P. Lagarce	President
John B. Lieb	Chief Operating Officer
Brian W. Wixted	Treasurer
Robert G. Zack	Senior Vice President & General Counsel
Mark Vandehey	Chief Compliance Officer

Management Activities. As of June 30, 2007, OFII had $12.7 billion of assets under management.

OFII does not act as an adviser or subadviser for any registered investment company with investment objectives similar to the Portfolio.

Information Regarding Wellington Management

Wellington Management is a Massachusetts limited liability partnership with principal offices located at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services since 1928.

Management and Governance. Wellington Management is owned by its 98 partners, all of whom are active members of the firm. The principal executive officers of Wellington Management and their principal occupations are listed in the table below. Please note that these individuals are not necessarily those with the largest economic interests in the firm. All of the principal executive officers can be reached at the firm’s principal business address.

Name*	Principal Occupation
Karl E. Bandtel	Executive Committee Member, Partner
Cynthia M. Clarke	Partner and Chief Legal Officer

Laurie A. Gabriel	Executive Committee Member, Managing Partner
James P. Hoffmann	Executive Committee Member, Partner
Jean M. Hynes	Executive Committee Member, Partner
Selwyn J. Notelovitz	Vice President and Chief Compliance Officer
Saul J. Pannell	Executive Committee Member, Partner
Thomas L. Pappas	Executive Committee Member, Partner
Philip H. Perelmuter	Executive Committee Member, Managing Partner
John R. Ryan	Executive Committee Member, Partner
Edward J. Steinborn	Treasurer and Chief Financial Officer
Perry M. Traquina	Executive Committee Member, Managing Partner, President and Chief Executive Officer

*Each partner listed above, except Mr. Traquina, also holds the title of Senior Vice President.

Management Activities. As of June 30, 2007 Wellington Management had investment management authority with respect to approximately $597 billion in assets.

Wellington Management acts as a subadviser for a portion of the following registered investment company with investment objectives similar to the Portfolio:

Fund	Total Wellington Management-Managed Assets (as of June 30, 2007)	Management Fee
Vanguard Morgan Growth Fund	$3,137,030,479	*

*This fund family has an exemptive order (Investment Company of 1940 Act Release No. 26089, dated June 25, 2003) that grants relief from the requirement to disclose subadvisory fees paid to unaffiliated subadvisers such as Wellington Management.

Evaluation by the Board

At a meeting held on May 22, 2007, the Board authorized the Adviser to terminate the Ark Subadvisory Agreement and approved the OFII Subadvisory Agreement and the Wellington Management Subadvisory Agreement following presentations by the Adviser and representatives of OFII and Wellington Management. Discussed below are some of the material factors considered by the Board.

The Adviser reviewed with the Board its search process and criteria for replacement subadvisers, including the Adviser’s desire to engage subadvisers who offer less concentrated portfolios, strong stand-alone characteristics, strong down-side protection and a low correlation to current portfolio holdings. The Board considered information with respect to OFII and Wellington Management and whether the OFII Subadvisory Agreement and the Wellington Management Subadvisory Agreement were in the best interests of the Portfolio and its holders of beneficial interests. The Board considered the fact that OFII’s enhanced large cap growth composite performance outperformed the Russell 1000 Growth Index over 1-, 3-, and 5-year periods. The Board noted that Wellington Management’s diversified growth portfolio composite outperformed the Russell 1000 Growth Index over 1-, 3-, 5-, 7- and 10-year periods. Before authorizing the Adviser to terminate the Ark Subadvisory Agreement, the Board reviewed with the Adviser its recommendations that the services of Ark as a subadviser of the Portfolio be terminated. In particular, the Board noted that the Portfolio’s 1- and 3-year performance record lagged behind the Russell 1000 Growth Index.

The Board reviewed the qualifications, backgrounds and responsibilities of the senior personnel of OFII and Wellington Management and the portfolio management teams that would be primarily responsible for the day-to-day management of OFII’s and Wellington Management’s allocated portions of the Portfolio. The Board received and considered information regarding the nature, extent and quality of services expected to be provided to the Portfolio by OFII under the OFII Subadvisory Agreement and by Wellington Management under the Wellington Management Subadvisory Agreement. The Board reviewed and considered the subadvisory fee that would be payable by the Adviser to OFII and Wellington Management in light of the management services expected to be provided by OFII and Wellington Management, and the subadvisory fee paid to subadvisers of funds with similar mandates. The Board noted that the Adviser, and not the Portfolio, will pay the subadvisory fee to OFII and Wellington Management.

Based upon its review and the representations made to it, the Board, including all of the Independent Trustees, concluded that (a) the terms of the OFII Subadvisory Agreement and the Wellington Management Subadvisory Agreement are reasonable, fair and in the best interests of the Portfolio and its holders of beneficial interests, and (b) the fees provided in the OFII Subadvisory Agreement and the Wellington Management Subadvisory Agreement are fair and reasonable in light of the usual and customary charges made for services of the same nature and quality. Accordingly, after consideration of the above factors, and such other factors and information as it deemed relevant, the Board, including all of the Independent Trustees, approved the OFII Subadvisory Agreement and the Wellington Management Subadvisory Agreement.

No single factor reviewed by the Board was identified as the principal factor in determining whether to approve the OFII Subadvisory Agreement and Wellington Management Subadvisory Agreement, and each Board Member attributed different weight to the various factors. The Independent Trustees discussed the proposed approval of the new Subadvisory Agreements in private sessions with their independent legal counsel at which no representatives of the Adviser, OFII or Wellington Management were present.

ADDITIONAL INFORMATION

The Portfolio’s placement agent is Diversified Investors Securities Corp., Four Manhattanville Road, Purchase, New York 10577. The Portfolio’s Administrator and Transfer Agent is Diversified Investment Advisors, Inc., Four Manhattanville Road, Purchase, New York 10577.

As of June 30, 2007, the Trustees and officers of the Portfolio, individually and as a group, owned beneficially or had the right to vote less than 1% of the outstanding shares of the Portfolio.

As of June 30, 2007 the following persons owned of record or had the right to vote 5% or more of the outstanding interests in the Portfolio:

Name of Investor	Amount and Nature of Beneficial Ownership	Percentage of Beneficial Ownership
Diversified Institutional Equity Growth Fund, a series of The Diversified Investors Funds Group II	$858,717,941 (Direct)	35.3%
Diversified Investors Equity Growth Fund, a series of The Diversified Investors Funds Group	$719,982,269 (Direct)	29.6%
Diversified Investment Advisors Collective Trust	$466,985,345 (Direct)	19.2%
Transamerica Financial Life Insurance Company	$387,441,387 (Direct)	15.9%

The address of each of the investors listed above is Four Manhattanville Road, Purchase, New York 10577.

The Trust is a New York trust and as such is not required to hold annual meetings of investors, although special meetings may be called for the Portfolio, or for the Trust as a whole, for purposes such as electing or removing Trustees, changing fundamental policies or approving an advisory contract. Investor proposals to be presented at any subsequent meeting of investors must be received by the Trust at the Trust’s office within a reasonable time before the proxy solicitation is made.

By Order of the Board of Trustees,

/s/ Robert F. Colby

Robert F. Colby

Secretary

August 31, 2007

Exhibit A-1

INVESTMENT ADVISORY AGREEMENT

AGREEMENT made as of January 3, 1994 by and between the Equity Growth Portfolio, a series of Diversified Investors Portfolios (herein called the “Portfolio”), and Diversified Investment Advisors, Inc. a Delaware corporation (herein called “Diversified”).

WHEREAS, the Portfolio is registered as a diversified, open-end, management investment company under the Investment Company Act of 1940 (the “1940 Act”); and

WHEREAS, Diversified has been organized to operate as an investment advisor registered under the Investment Advisers Act of 1940; and

WHEREAS, the Portfolio desires to retain Diversified to render investment advisory services, and Diversified is willing to so render such services on the terms hereinafter set forth;

NOW, THEREFORE, this Agreement

WITNESSETH:

In consideration of the promises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1.       The Portfolio hereby appoints Diversified to act as investment advisor to the Portfolio for the period and on the terms set forth in this Agreement. Diversified accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

2.       (a)  Diversified shall, at its expense, (i) employ sub-advisors or associate with itself such entities as it believes appropriate to assist it in performing its obligations under this Agreement and (ii) provide all services, equipment and facilities necessary to perform its obligations under this Agreement.

(b)  The Portfolio shall be responsible for all of its expenses and liabilities, including, but not limited to: compensation and out-of-pocket expenses of Trustees not affiliated with any subadviser or Diversified; governmental fees; interest charges; taxes; membership dues; fees and expenses of independent auditors, of legal counsel and of any transfer agent, administrator, distributor, shareholder servicing agents, registrar or dividend disbursing agent of the Portfolio; expenses of distributing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, shareholder reports, notices, proxy statements and reports to governmental officers and commissions and to shareholders of the Portfolio; expenses connected with the execution, recording and settlement of Portfolio security transactions; insurance premiums; fees and expenses of the custodian for all services to the Portfolio, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Portfolio; expenses of shareholder meetings; expenses of litigation and other extraordinary or non-recurring events and expenses relating to the issuance, registration and qualification of shares of the Portfolio.

3.       (a)  Subject to the general supervision of the Board of Trustees of the Portfolio, Diversified shall formulate and provide an appropriate investment program on a continuous basis in connection with the management of the Portfolio, including research, analysis, advice, statistical and economic data and information and judgments of both a macroeconomic and microeconomic character.

Diversified will determine the securities to be purchased, sold, lent, exchanged or otherwise disposed of or acquired by the Portfolio in accordance with predetermined guidelines as set forth from time to time in the Portfolio’s then-current prospectus and Statement of Additional Information (“SAI”) and will place orders pursuant to its determinations either directly with the issuer or with any broker or dealer who deals in such securities. In placing orders with brokers and dealers, Diversified will use its reasonable best efforts to obtain the best net price and the most favorable execution of its orders, after taking into account all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Consistent with this obligation, Diversified may, to the extent permitted by law, purchase and sell Portfolio securities to and from brokers and dealers who provide brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to or for the benefit of the Portfolio and/or other accounts over which Diversified or any of its affiliates exercises investment discretion.

Subject to the review of the Portfolio’s Board of Trustees from time to time with respect to the extent and continuation of the policy, Diversified is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for effecting a securities transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Diversified determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of Diversified with respect to the accounts as to which it exercises investment discretion.

In placing orders with brokers and/or dealers, Diversified intends to seek best price and execution for purchases and sales and may effect transactions through itself and its affiliates on a securities exchange provided that the commissions paid by the Portfolio are “reasonable and fair” compared to commissions received by other broker-dealers having comparable execution capability in connection with comparable transactions involving similar securities and provided that the transactions in connection with which such commissions are paid are effected pursuant to procedures established by the Board of the Trustees of the Portfolio. All transactions are effected pursuant to written authorizations from the Portfolio conforming to the requirements of Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder. Pursuant to such authorizations, an affiliated broker-dealer may transmit, clear and settle transactions for the Portfolio that are executed on a securities exchange provided that it arranges for unaffiliated brokers to execute such transactions.

Diversified shall determine from time to time the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Portfolio’s securities shall be exercised, provided, however, that should the Board of Trustees at any time make any definite determination as to investment policy and notify Diversified thereof in writing, Diversified shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. Diversified will determine what portion of securities owned by the Portfolio shall be invested in securities described by the policies of the Portfolio and what portion, if any, should be held uninvested. Diversified will determine whether and to what extent to employ various investment techniques available to the Portfolio. In effecting transactions with respect to securities or other property for the account of the Portfolio, Diversified may deal with itself and its affiliates, with the Trustees of the Portfolio or with other entities to the extent such actions are permitted by the 1940 Act.

(b)    Diversified also shall provide to the Portfolio administrative assistance in connection with the operation of the Portfolio, which shall include compliance with all reasonable requests of the Portfolio for information, including information required in connection with the Portfolio’s filings with the Securities and Exchange Commission and state securities commissions.

(c) As a manager of the assets of the Portfolio, Diversified shall make investments for the account of the Portfolio in accordance with Diversified’s best judgment and within the Portfolio’s investment objectives, guidelines, and restrictions, the 1940 Act and the provisions of the Internal Revenue Code of 1986 relating to regulated investment companies subject to policy decisions adopted by the Board of Trustees.

(d) Diversified shall furnish to the Board of Trustees periodic reports on the investment performance of the Portfolio and on the performance of its obligations under this Agreement and shall supply such additional reports and information as the Portfolio’s officers or Board of Trustees shall reasonably request.

(e) On occasions when Diversified deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other customers, Diversified, to the extent permitted by applicable law, may aggregate the securities to be so sold or purchased in order to obtain the best execution or lower brokerage commissions, if any. Diversified may also on occasion purchase or sell a particular security for one or more customers in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Diversified in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to such other customers.

(f) Diversified shall also provide the Portfolio with the following services as may be required:

(i)	providing office space, equipment and clerical personnel necessary for maintaining the organization of the Portfolio and for performing administrative and management functions;
(ii)

supervising the overall administration of the Portfolio, including negotiation of contracts and fees with and the monitoring of performance and billings of the Portfolio’s transfer agent, custodian and other independent contractors or agents;

(iii)

preparing and, if applicable, filing all documents required for compliance by the Portfolio with applicable laws and regulations, including registration statements, registration fee filings, semi-annual and annual reports to investors, proxy statements and tax returns;

(iv)	preparation of agendas and supporting documents for and minutes of meeting of Trustees, committees of Trustees and investors; and
(v)	maintaining books and records of the Portfolio.

4.       Diversified shall give the Portfolio the benefit of Diversified’s best judgment and efforts in rendering services under this Agreement. As an inducement to Diversified’s undertaking to render these services, the Portfolio agrees that Diversified shall not be liable under this Agreement for any mistake in judgment or in any other event whatsoever provided that nothing in this Agreement shall be deemed to protect or purport to protect Diversified against any liability to the Portfolio or its investors to which Diversified would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser’s duties under this Agreement or by reason of the Adviser’s reckless disregard of its obligations and duties hereunder.

5.       In consideration of the services to be rendered by Diversified under this Agreement, the Portfolio shall pay Diversified a fee accrued daily and paid monthly at an annual rate equal to .70% of the Portfolio’s average daily net assets. If the fees payable to Diversified pursuant to this paragraph 5 begin to accrue before the end of any month or if this Agreement terminates before the end of any month, the fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion which the period bears to the full month in which the effectiveness or termination occurs. For purposes of calculating the monthly fees, the value of the net assets of the Portfolio shall be computed in the manner specified in its Regulation Statement on Form N-1A for the computation of net asset value. For purposes of this Agreement, a “business day” is any day the New York Stock Exchange is open for trading.

In compliance with the requirements of Rule 31a-3 under the 1940 Act, Diversified hereby agrees that all records which it maintains for the Portfolio are property of the Portfolio and further agrees to surrender promptly to the Portfolio any such records upon the Portfolio’s request. Diversified further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records required to be maintained by Rule 31a-1 under the 1940 Act.

6.       This Agreement shall be effective as to the Portfolio as of the date the Portfolio commences investment operations after this Agreement shall have been approved by the Board of Trustees of the Portfolio and the investor(s) in the Portfolio in the manner contemplated by Section 15 of the 1940 Act and, unless sooner terminated as provided herein, shall continue until the second anniversary of the date hereof. Thereafter, if not terminated, this Agreement shall continue in effect as to the Portfolio for successive periods of 12 months each, provided such continuance is specifically approved at least annually by the vote of a majority of those members of the Board of Trustees of the Portfolio who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval; and either (a) by the vote of a majority of the full Board of Trustees or (b) by vote of a majority of the outstanding voting securities of the Portfolio; provided, however, that this Agreement may be terminated by the Portfolio at any time, without the payment of any penalty, by the Board of Trustees of the Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio on 60 days’ written notice to Diversified, or by Diversified as to the Portfolio at any time, without payment of any penalty, on 90 days’ written notice to the Portfolio. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms “majority of the outstanding voting securities”, “interested person” and “assignment” shall have the same meanings as such terms have in the 1940 Act and the rule and regulatory constructions thereunder).

7.       Except to the extent necessary to perform Diversified’s obligations under this Agreement, nothing herein shall be deemed to limit or restrict the right of Diversified, or any affiliate of Diversified, or any employee of Diversified, to engage in any other business or devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other trust, corporation, firm, individual or association.

8.       The investment management services of Diversified to the Portfolio under this Agreement are not to be deemed exclusive as to Diversified and Diversified will be free to render similar services to others.

Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof.

No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought and no material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the outstanding voting securities of the Portfolio.

This Agreement embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors, to the extent permitted by law.

9.       This Agreement shall be construed in accordance with the laws of the State of New York provided that nothing herein shall be construed in a manner inconsistent with the requirements of 1940 Act.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first above written.

Attest:	Diversified Investments Portfolios
/s/ John Hughes	By:/s/ Tom Schlossberg
Chairman and President
Attest:	Diversified Investment Advisors, Inc.
/s/ Catherine A. Mohr	By:/s/ Gerald L. Katz

                                                                             Vice President and CFO

Exhibit A-2

AMENDMENT NO. 1 TO THE

INVESTMENT ADVISORY AGREEMENT DATED JANUARY 3, 1994

BETWEEN

EQUITY GROWTH PORTFOLIO, A SERIES OF

DIVERSIFIED INVESTORS PORTFOLIOS, AND DIVERSIFIED INVESTMENT

ADVISORS, INC.

WHEREAS, the Equity Growth Portfolio, a series of Diversified Investors Portfolios (“Portfolio”), and Diversified Investment Advisors, Inc. (“Diversified”) entered into an Investment Advisory Agreement (“Agreement”) as of January 3, 1994 whereby Diversified would render investment advisory services to the Portfolio; and

WHEREAS, Section 8 of the Agreement provides for its amendment by the Portfolio and Diversified provided that any material amendment must be approved by a majority vote of the outstanding securities of the Portfolio; and

WHEREAS, the Portfolio and Diversified wish to amend the Agreement with respect to the applicable fee schedule;

NOW, THEREFORE, subject to obtaining the required majority vote of the outstanding securities of the Portfolio, the Agreement is amended as follows, such amendment to be effective as of November 15, 1996.

The first sentence of Section 5 of the Agreement is amended in its entirety to read as follows:

In consideration of the services to be rendered by Diversified under this Agreement, the Portfolio shall pay Diversified a fee accrued daily and paid monthly at an annual rate equal to .62% of the Portfolio’s average daily net assets.

This Amendment No. 1 to the Agreement shall be construed in accordance with the laws of the State of New York provided that nothing herein shall be construed in a manner inconsistent with the requirements of the Investment Company Act of 1940.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be executed by their officers designated below.

Attest:	Diversified Investors Portfolios
_________________________	By:/s/ Tom Schlossberg
Tom Schlossberg
Chairman and President
Attest:	Diversified Investment Advisors, Inc.

________________________                          By:________________________________

Exhibit B

INVESTMENT SUBADVISORY AGREEMENT

INVESTMENT SUBADVISORY AGREEMENT, dated as of June 19, 2007 (“Agreement”) by and between Diversified Investment Advisors, Inc., a Delaware corporation (“Diversified”) and OFI Institutional Asset Management, Inc., a New York corporation (“Subadvisor”).

WITNESSETH:

WHEREAS, Diversified has been organized to operate as an investment advisor registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and has been retained to provide investment advisory services to the Equity Growth Portfolio (“Portfolio”), a series of Diversified Investors Portfolios, a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”);

WHEREAS, Diversified desires to retain the Subadvisor to furnish it with portfolio investment advisory services in connection with Diversified’s investment advisory activities on behalf of the Portfolio, and the Subadvisor is willing to furnish such services to Diversified;

NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

1.       Duties of the Subadvisor. In accordance with and subject to the Investment Advisory Agreement between the Portfolio and Diversified, attached hereto as Schedule A (the “Advisory Agreement”), Diversified hereby appoints the Subadvisor to perform the portfolio investment advisory services described herein for the investment and reinvestment of such amount of the Portfolio’s assets as is determined from time to time by the Portfolio’s Board of Trustees and communicated to the Subadvisor in writing (“Assets”), subject to the control and direction of Diversified and the Diversified Investors Portfolios’ Board of Trustees, for the period and on the terms hereinafter set forth. Subadvisor’s responsibility for providing investment advice to the Portfolio is limited to that discrete portion of the Portfolio represented by the Assets and Subadvisor is prohibited from directly or indirectly consulting with any other subadviser for a portion of the Portfolio’s assets concerning Portfolio transactions in securities or other assets.

The Subadvisor shall provide Diversified with such investment advice and supervision as the latter may from time to time consider necessary for the proper supervision of the Assets. The Subadvisor shall furnish continuously an investment program and shall determine from time to time what securities shall be purchased, sold or exchanged and what portion of the Assets of the Portfolio shall be held uninvested, subject always to the provisions of the 1940 Act and to the Portfolio’s then-current Registration Statement on Form N-1A.

In particular, the Subadvisor shall, without limiting the foregoing: (i) continuously review, supervise and implement the investment program for the Assets; (ii) monitor regularly the relevant securities for the Assets to determine if adjustments are warranted and, if so, to make such adjustments; (iii) determine, in the Subadvisor’s discretion, the securities to be purchased or sold or exchanged in order to keep the Assets in balance with the designated investment strategy; (iv) determine, in the Subadvisor’s discretion, whether to exercise warrants or other rights with respect to the Assets; (v) determine, in the Subadvisor’s discretion, whether the merit of an investment has been substantially impaired by extraordinary events or financial conditions, thereby warranting the removal of such securities from the Assets; (vi) as promptly as practicable after the end of each calendar month, furnish a report showing: (a) all transactions during such month, (b) all Assets on the last day of such month, rates of return, and (c) such other information relating to the Assets as Diversified may reasonably request; (vii) meet at least four times per year with Diversified and with such other persons as may be designated on reasonable notice and at reasonable locations, at the request of Diversified, to discuss general economic conditions, performance, investment strategy, and other matters relating to the Assets; (viii) provide the Portfolio, as reasonably requested by Diversified, with records concerning the Subadvisor’s activities which the Portfolio is required by law to maintain with respect to the Assets; and (ix) render regular reports to the Portfolio’s officers and Trustees concerning the Subadvisor’s discharge of the foregoing responsibilities.

Upon request, the Subadvisor shall also make recommendations to Diversified as to the manner in which voting rights, rights to consent to corporate actions and any other rights pertaining to the securities comprising the Assets shall be exercised. Diversified, however, will assume the responsibility for the actual voting of any voting rights.

Upon request, the Subadvisor shall provide assistance regarding the fair value of securities held by the Portfolio for which market quotations are not readily available, which assistance may include participation of appropriate representatives at pricing committee meetings.

Should the Board of Trustees at any time establish an investment policy with respect to the Assets and notify the Subadvisor thereof in writing, the Subadvisor shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such policy has been revoked.

The Subadvisor shall take, on behalf of the Assets, all actions which it deems necessary to implement the investment policies determined as provided above with respect to the Assets, and in particular to place all orders for the purchase or sale of securities for the Portfolio’s account with brokers or dealers selected by it, and to that end the Subadvisor is authorized as an agent of the Portfolio to give instructions to the custodian of the Portfolio as to deliveries of securities and payments of cash for the account of the Portfolio. Subject to the primary objective of obtaining the best available prices and execution, the Subadvisor may place orders for the purchase and sale of portfolio securities with such broker/dealers who provide research and brokerage services to the Portfolio within the meaning of Section 28(e) of the Securities Exchange Act of 1934, to the Subadvisor, or to any other fund or account for which the Subadvisor provides investment advisory services and may place such orders with broker/dealers who sell shares of the Portfolio or who sell shares of any other fund for which the Subadvisor provides investment advisory services. Broker/dealers who sell shares of the funds of which the Subadvisor is investment advisor shall only receive orders for the purchase or sale of portfolio securities to the extent that the placing of such orders is in compliance with the Rules of the Securities and Exchange Commission (the “SEC”) and the NASD.

On occasions when Subadvisor deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other clients of Subadvisor, Subadvisor, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Subadvisor in the manner Subadvisor considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to such other clients.

Notwithstanding the provisions of the previous paragraph and subject to such policies and procedures as may be adopted by the Board of Trustees and officers of the Portfolio, the Subadvisor may pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where the Subadvisor has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Subadvisor’s overall responsibilities with respect to the Portfolio and to other funds and clients for which the Subadvisor exercises investment discretion.

2.       Allocation of Charges and Expenses. The Subadvisor shall furnish at its own expense all necessary services, facilities and personnel in connection with its responsibilities under Section 1 above. It is understood that the Portfolio will pay all of its own expenses and liabilities including, without limitation, compensation and out-of-pocket expenses of Trustees not affiliated with the Subadvisor or Diversified; governmental fees; interest charges; taxes; membership dues; fees and expenses of independent auditors, of legal counsel and of any transfer agent, administrator, distributor, shareholder servicing agents, registrar or dividend disbursing agent of the Portfolio; expenses of distributing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, shareholder reports, notices, proxy statements and reports to governmental officers and commissions and to shareholders of the Portfolio; expenses connected with the execution, recording and settlement of Portfolio security transactions; insurance premiums; fees and expenses of the custodian for all services to the Portfolio, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Portfolio; expenses of shareholder meetings; expenses of litigation and other extraordinary or non-recurring events and expenses relating to the issuance, registration and qualification of shares of the Portfolio.

3.       Compensation of the Subadvisor. For the services to be rendered, Diversified shall pay to the Subadvisor an investment advisory fee computed in accordance with the terms of Schedule B herewith attached. If the Subadvisor serves for less than the whole of any period specified, its compensation shall be prorated.

4.	Covenants and Representations of the Subadvisor.

(a)      The Subadvisor agrees that it will not deal with itself, or with the Trustees of the Portfolio or with Diversified, or the Portfolio’s principal underwriter or distributor as principals in making purchases or sales of securities or other property for the account of the Portfolio, except as permitted by the 1940 Act.

(b)      The Subadvisor will comply with all other provisions of the Declaration of Trust and any current Registration Statement on Form N-1A of the Portfolio relative to the Subadvisor and its directors and officers.

(c)      The Subadvisor represents and warrants that, it has adopted and implemented, and throughout the term of this Agreement shall maintain in effect and implement, policies and procedures reasonably designed to prevent, detect and correct violations by the Subadviser and its supervised persons, and, to the extent the activities of the Subadvisor in respect to the Portfolio could affect the Portfolio, by the Portfolio, of “federal securities laws” (as defined in Rule 38a-1 under the 1940 Act), and that the Subadvisor has provided the Portfolio with true and complete copies of its policies and procedures and related information requested by the Portfolio.

(d)      The Subadvisor acknowledges and agrees that it shall be responsible for including Section 13(f) securities, as defined in Rule 13f-1(c) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), held within the Assets in the Form 13F it is required to file with the Securities and Exchange Commission pursuant to the Exchange Act. Such Form 13F shall indicate that the Subadvisor has sole investment discretion over such Section 13(f) securities held within the Assets.

5.       Representations of Diversified. Diversified hereby acknowledges receipt of the Subadvisor’s Form ADV, Part II (which also includes its privacy policy) at least 48 hours prior to the effective date of this Agreement pursuant to Rule 204-3 under the Advisers Act. The Subadvisor annually shall deliver, or offer in writing to deliver, upon written request of Diversified and without charge, Form ADV, Part II.

Diversified has delivered, or will deliver to Subadvisor, current copies and supplements thereto of each of the Declaration of Trust, Prospectus and Statement of Additional Information pertaining to the Portfolio, and will deliver to it all future amendments and supplements, if any.

6.       Limits on Duties. The Subadvisor shall be responsible only for managing the Assets in good faith and in accordance with the investment objectives, fundamental policies and restrictions, and shall have no responsibility whatsoever for, and shall incur no liability on account of (i) diversification, selection or establishment of such investment objectives, fundamental policies and restrictions, (ii) advice on, or management of, any other assets for Diversified or the Portfolio, (iii) filing of any tax or information returns or forms, withholding or paying any taxes, or seeking any exemption or refund, (iv) registration of the Portfolio with any government or agency, (v) administration of the plans and trusts investing through the Portfolio, or (vi) overall Portfolio compliance with requirements of the 1940 Act and Subchapter M of the Internal Revenue Code of 1986, relating to percentage limitations applicable to the Portfolio’s assets that would require knowledge of the Portfolio’s holdings other than the Assets subject to this Agreement. (vii) The Subadvisor shall not be responsible for any loss incurred by reason of any act or omission of any custodian, including but not limited to any loss arising from, on account of or in connection with any custodian failing to timely notify the Subadvisor of any corporate action or similar transaction. (viii) The Subadvisor shall not be responsible for any loss incurred by reason of any act or omission of any broker or dealer; provided, however, that the Subadvisor will make reasonable efforts to require that brokers and dealers selected by the Subadvisor perform their obligations with respect to Diversified. Subadvisor shall be indemnified and held harmless by Diversified for any loss in carrying out the terms and provisions of this Agreement, including reasonable attorney’s fees, indemnification to the Portfolio, or any shareholder thereof and, brokers and commission merchants, fines, taxes, penalties and interest. Subadvisor, however, shall be liable for any liability, damages, or expenses of Diversified arising out of the willful malfeasance, bad faith, gross negligence, or violation of applicable law or reckless disregard of the duties owed pursuant to this Agreement by any of its employees in providing management under this Agreement; and, in such cases, the indemnification by Diversified, referred to above, shall be inapplicable.

The Subadvisor may apply to Diversified at any time for instructions and may consult counsel for Diversified or its own counsel with respect to any matter arising in connection with the duties of the Subadvisor. Also, the Subadvisor shall be protected in acting upon advice of Diversified and/or Diversified’s counsel and upon any document which Subadvisor reasonably believes to be genuine and to have been signed by the proper person or persons.

7.       Disclosure. Subadvisor agrees that, during the term of this Agreement, Subadvisor shall disclose to Diversified the identity of any other commingled investment fund product managed by the Subadvisor in a substantially similar manner to the strategy employed under this Agreement if, to the best knowledge of the Subadvisor, such commingled investment fund is sold in retirement plan marketplaces in competition with the Portfolio.

8.       Compliance Obligations. The Subadvisor shall promptly provide to the Portfolio’s compliance personnel the following documents:

(a)      summary of all final SEC examination correspondence, including correspondence regarding books and records examinations and “sweep” examinations, issued during the term of this Agreement, in which the SEC identified any material concerns, issues or matters (such correspondence is commonly referred to as a “deficiency letter”) relating to any personnel, technology and processes of the Subadvisor, that could impact the services provided by the Subadvisor under this Agreement and the Subadvisor’s responses thereto;

(b)      a report of any material violations of the Subadvisor’s compliance program or any “material compliance matters” (as such term is defined in Rule 38a-1 under the 1940 Act) that have occurred with respect to the Subadvisor’s compliance program;

(c)      a report of any material changes to the policies and procedures that compose the Subadvisor’s compliance program; and

(d)      a copy of the Subadvisor’s chief compliance officer’s report regarding the annual review of the Subadvisor’s compliance program as required by Rule 206(4)-7 under the Advisers Act.

The Subadvisor agrees to cooperate with periodic reviews by the Portfolio’s compliance personnel of the Subadvisor’s compliance program and the operation and implementation of the compliance program. The Subadvisor agrees to provide reasonable access, during normal business hours, to the Subadvisor’s facilities for the purpose of conducting pre-arranged on-site compliance related due diligence meetings with personnel of the Subadviser. The Subadvisor agrees to provide the Portfolio’s compliance personnel such additional information and certifications in respect of the Subadvisor’s compliance policies and procedures and related matters as the Portfolio’s compliance personnel may reasonably request.

9.       Confidentiality. Each party agrees that it will treat confidentially all information provided by the other party (the “Providing Party”) regarding such other party’s business and operations. All confidential information provided by a party hereto shall not be disclosed to any unaffiliated third party except (i) with the prior consent of the Providing Party, (ii) as necessary to perform services under this Agreement, (iii) during a regular audit of the party, or (iv) during a regular examination of the party upon notice to the Providing Party whose information is proposed to be disclosed. The foregoing shall not apply to any information that is public when provided or thereafter becomes public without fault of any party or which is required or requested to be disclosed by any regulatory authority with jurisdiction, by judicial or administrative process or otherwise by applicable law or regulation.

10.     Duration, Termination and Amendments of this Agreement. This Agreement shall become effective as of the day and year first above written and shall govern the relations between the parties hereto thereafter, and, unless terminated earlier as provided below, shall remain in force for two years, on which date it will terminate unless its continuance thereafter is specifically approved at least annually (a) by the vote of a majority of the Trustees of the Portfolio who are not “interested persons” with respect to this Agreement or of the Subadvisor or Diversified at an in person meeting specifically called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio.

This Agreement may be terminated at any time without the payment of any penalty by the Trustees, or by the vote of a majority of the outstanding voting securities of the Portfolio, or by Diversified. The Subadvisor may terminate the Agreement only upon giving 90 days’ advance written notice to Diversified. This Agreement shall automatically terminate in the event of its assignment.

This Agreement may be amended only if such amendment is approved by the vote of a majority of the Board of Trustees of the Portfolio who are not parties to this Agreement or “interested persons” of any such party, cast in person at a meeting called for the purpose of voting on such approval and, if required under applicable law, the vote of a majority of the outstanding voting securities of the Portfolio.

The terms “specifically approved at least annually”, “vote of a majority of the outstanding voting securities”, “assignment”, “affiliated person”, and “interested persons”, when used in this Agreement, shall have the respective meanings specified in, and shall be construed in a manner consistent with, the 1940 Act, subject, however, to such exemptions as may be granted by the SEC under said Act.

11.     Certain Records. Any records to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 adopted under the 1940 Act which are prepared or maintained by the Subadvisor with respect to the Assets will be made available promptly to the Portfolio on request.

12.     Survival of Compensation Rates and Confidentiality Provision. All rights to compensation under this Agreement shall survive the termination of this Agreement. Section 9 (Confidentiality) of this Agreement shall survive the termination of this Agreement.

13.     Entire Agreement. This Agreement states the entire agreement of the parties with respect to investment advisory services to be provided to the Portfolio by the Subadvisor and may not be amended except in a writing signed by the parties hereto and approved in accordance with Section 10 hereof.

Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

14.     Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

15.     Provision of Certain Information by Subadvisor and Advisor. Each party shall disclose to the other party promptly after it has knowledge of any significant change or variation in its management structure or personnel or any significant change or variation in its management style or investment philosophy that is material to this Agreement. In addition, each party shall similarly disclose to the other party, promptly after it has knowledge, the existence of any pending legal action being brought against it whether in the form of a lawsuit or a non-routine investigation by any federal or state governmental agency that is material to this Agreement. The Subadvisor shall provide all information reasonably requested of it by the Board of Trustees of the Portfolio in accordance with Section 15(c) of the 1940 Act.

Each party represents to the other party that any information received by such party pursuant to this section will be kept confidential in accordance with the provisions of Section 9.

16.     Use of Name. Subadvisor hereby agrees that Diversified may use the Subadvisor’s name in its marketing or advertising materials. Diversified agrees, upon request, to allow the Subadvisor to examine and approve any such materials prior to use. Diversified agrees that Subadvisor may disclose (i) Diversified’s name to prospective clients of the Subadvisor as part of a representative client list and to consultants in connection with the completion of questionnaires and information surveys, and (ii) average annual return and similar return data of the Portfolio in connection with providing composite investment results and related information of the Subadvisor.

[Remainder of page intentionally blank.]

            IN WITNESS WHEREOF, the parties thereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, all as of the day and year first above written.

Diversified Investment Advisors, Inc.

By: /s/ Elizabeth L. Belanger

Elizabeth L. Belanger

Vice President & Senior Counsel

OFI INSTITUTIONAL ASSET MANAGEMENT, INC.

By: /s/ Jeffrey P. Lagarce

Jeffrey P. Lagarce

President

SCHEDULE A

Please see Exhibit A-1 and A-2 to this Information Statement

SCHEDULE B

The Subadvisor shall be compensated for its services under this Agreement on the basis of the below-described annual fee schedule.

Fee Schedule

0.08% of net assets

Net assets are equal to the market value of the portion of the Portfolio allocated to the Subadvisor. Fees will be calculated by multiplying the arithmetic average of the beginning and ending monthly net assets for each calendar month by the fee schedule and dividing by twelve. The fee for each calendar quarter will be paid quarterly in arrears.

Exhibit C

INVESTMENT SUBADVISORY AGREEMENT

INVESTMENT SUBADVISORY AGREEMENT, dated as of June 19, 2007 (“Agreement”) by and between Diversified Investment Advisors, Inc., a Delaware corporation (“Diversified”) and Wellington Management Company, LLP, a Massachusetts limited liability partnership (“Subadvisor”).

WITNESSETH:

WHEREAS, Diversified has been organized to operate as an investment advisor registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and has been retained to provide investment advisory services to the Equity Growth Portfolio (“Portfolio”), a series of Diversified Investors Portfolios, a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”);

WHEREAS, Diversified desires to retain the Subadvisor to furnish it with portfolio investment advisory services in connection with Diversified’s investment advisory activities on behalf of the Portfolio, and the Subadvisor is willing to furnish such services to Diversified;

NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

1.       Duties of the Subadvisor. In accordance with and subject to the Investment Advisory Agreement between the Portfolio and Diversified, attached hereto as Schedule A (the “Advisory Agreement”), Diversified hereby appoints the Subadvisor to perform the portfolio investment advisory services described herein for the investment and reinvestment of such amount of the Portfolio’s assets as is determined from time to time by the Portfolio’s Board of Trustees and communicated to the Subadvisor in writing (“Assets”), subject to the control and direction of Diversified and the Diversified Investors Portfolios’ Board of Trustees, for the period and on the terms hereinafter set forth. Subadvisor’s responsibility for providing investment advice to the Portfolio is limited to that discrete portion of the Portfolio represented by the Assets and Subadvisor is prohibited from directly or indirectly consulting with any other subadviser for a portion of the Portfolio’s assets concerning Portfolio transactions in securities or other assets.

The Subadvisor shall provide Diversified with such investment advice and supervision as the latter may from time to time consider necessary for the proper supervision of the Assets. The Subadvisor shall furnish continuously an investment program and shall determine from time to time what securities shall be purchased, sold or exchanged and what portion of the Assets of the Portfolio shall be held uninvested, subject always to the provisions of the 1940 Act and to the Portfolio’s then-current Registration Statement on Form N-1A.

In particular, the Subadvisor shall, without limiting the foregoing: (i) continuously review, supervise and implement the investment program for the Assets; (ii) monitor regularly the relevant securities for the Assets to determine if adjustments are warranted and, if so, to make such adjustments; (iii) determine, in the Subadvisor’s discretion, the securities to be purchased or sold or exchanged in order to keep the Assets in balance with the designated investment strategy; (iv) determine, in the Subadvisor’s discretion, whether to exercise warrants or other rights with respect to the Assets; (v) determine, in the Subadvisor’s discretion, whether the merit of an investment has been substantially impaired by extraordinary events or financial conditions, thereby warranting the removal of such securities from the Assets; (vi) as promptly as practicable after the end of each calendar month, furnish a report showing: (a) all transactions during such month, (b) all Assets on the last day of such month, rates of return, and (c) such other information relating to the Assets as Diversified may reasonably request; (vii) meet at least four times per year with Diversified and with such other persons as may be designated on reasonable notice and at reasonable locations, at the request of Diversified, to discuss general economic conditions, performance, investment strategy, and other matters relating to the Assets; (viii) provide the Portfolio, as reasonably requested by Diversified, with records concerning the Subadvisor’s activities which the Portfolio is required by law to maintain with respect to the Assets; and (ix) render regular reports to the Portfolio’s officers and Trustees concerning the Subadvisor’s discharge of the foregoing responsibilities.

Upon request, the Subadvisor shall also make recommendations to Diversified as to the manner in which voting rights, rights to consent to corporate actions and any other rights pertaining to the securities comprising the Assets shall be exercised. Diversified, however, will assume the responsibility for the actual voting of any voting rights. Subadvisor shall not be responsible for reviewing or filing class action notices on behalf of the Portfolio.

Upon request, the Subadvisor shall provide assistance regarding the fair value of securities held by the Portfolio for which market quotations are not readily available, which assistance may include written recommendations of fair valuation for specific securities sent to Diversified or other reasonable assistance.

Should the Board of Trustees at any time establish an investment policy with respect to the Assets and notify the Subadvisor thereof in writing, the Subadvisor shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such policy has been revoked.

The Subadvisor shall take, on behalf of the Assets, all actions which it deems necessary to implement the investment policies determined as provided above with respect to the Assets, and in particular to place all orders for the purchase or sale of securities for the Portfolio’s account with brokers or dealers selected by it, and to that end the Subadvisor is authorized as an agent of the Portfolio to give instructions to the custodian of the Portfolio as to deliveries of securities and payments of cash for the account of the Portfolio. Subject to the primary objective of obtaining the best available prices and execution, the Subadvisor may place orders for the purchase and sale of portfolio securities with such broker/dealers who provide research and brokerage services to the Portfolio within the meaning of Section 28(e) of the Securities Exchange Act of 1934, to the Subadvisor, or to any other fund or account for which the Subadvisor provides investment advisory services and may place such orders with broker/dealers who sell shares of the Portfolio or who sell shares of any other fund for which the Subadvisor provides investment advisory services. Broker/dealers who sell shares of the funds of which the Subadvisor is investment advisor shall only receive orders for the purchase or sale of portfolio securities to the extent that the placing of such orders is in compliance with the Rules of the Securities and Exchange Commission (the “SEC”) and the NASD.

On occasions when Subadvisor deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other clients of Subadvisor, Subadvisor, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Subadvisor in the manner Subadvisor considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to such other clients.

Notwithstanding the provisions of the previous paragraph and subject to such policies and procedures as may be adopted by the Board of Trustees and officers of the Portfolio, the Subadvisor may pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where the Subadvisor has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Subadvisor’s overall responsibilities with respect to the Portfolio and to other funds and clients for which the Subadvisor exercises investment discretion.

2.       Allocation of Charges and Expenses. The Subadvisor shall furnish at its own expense all necessary services, facilities and personnel in connection with its responsibilities under Section 1 above. It is understood that the Portfolio will pay all of its own expenses and liabilities including, without limitation, compensation and out-of-pocket expenses of Trustees not affiliated with the Subadvisor or Diversified; governmental fees; interest charges; taxes; membership dues; fees and expenses of independent auditors, of legal counsel and of any transfer agent, administrator, distributor, shareholder servicing agents, registrar or dividend disbursing agent of the Portfolio; expenses of distributing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, shareholder reports, notices, proxy statements and reports to governmental officers and commissions and to shareholders of the Portfolio; expenses connected with the execution, recording and settlement of Portfolio security transactions; insurance premiums; fees and expenses of the custodian for all services to the Portfolio, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Portfolio; expenses of shareholder meetings; expenses of litigation and other extraordinary or non-recurring events and expenses relating to the issuance, registration and qualification of shares of the Portfolio.

3.       Compensation of the Subadvisor. For the services to be rendered, Diversified shall pay to the Subadvisor an investment advisory fee computed in accordance with the terms of Schedule B herewith attached. If the Subadvisor serves for less than the whole of any period specified, its compensation shall be prorated.

4.	Covenants and Representations of the Subadvisor.

(a)      The Subadvisor agrees that it will not deal with itself, or with the Trustees of the Portfolio or with Diversified, or the Portfolio’s principal underwriter or distributor as principals in making purchases or sales of securities or other property for the account of the Portfolio, except as permitted by the 1940 Act.

(b)      The Subadvisor will comply with all other provisions of the Declaration of Trust and any current Registration Statement on Form N-1A of the Portfolio relative to the Subadvisor and its directors and officers.

(c)      The Subadvisor represents and warrants that, it has adopted and implemented, and throughout the term of this Agreement shall maintain in effect and implement, policies and procedures reasonably designed to prevent, detect and correct violations by the Subadviser and its supervised and associated persons, and, to the extent the activities of the Subadvisor in respect to the Portfolio could affect the Portfolio, by the Portfolio, of “federal securities laws” (as defined in Rule 38a-1 under the 1940 Act), and that the Subadvisor has provided the Portfolio with true and complete copies of its policies and procedures and related information requested by the Portfolio.

5.        Representations of Diversified. Diversified hereby acknowledges receipt of the Subadvisor’s Form ADV, Part II (which also includes its privacy policy) at least 48 hours prior to the effective date of this Agreement pursuant to Rule 204-3 under the Advisers Act. The Subadvisor annually shall deliver, or offer in writing to deliver, upon written request of Diversified and without charge, Form ADV, Part II.

6.       Limits on Duties. The Subadvisor shall be responsible only for managing the Assets in good faith and in accordance with the investment objectives, fundamental policies and restrictions, and shall have no responsibility whatsoever for, and shall incur no liability on account of (i) diversification, selection or establishment of such investment objectives, fundamental policies and restrictions, (ii) advice on, or management of, any other assets for Diversified or the Portfolio, (iii) filing of any tax or information returns or forms, withholding or paying any taxes, or seeking any exemption or refund, (iv) registration of the Portfolio with any government or agency, (v) administration of the plans and trusts investing through the Portfolio, or (vi) overall Portfolio compliance with requirements of the 1940 Act and Subchapter M of the Internal Revenue Code of 1986, relating to percentage limitations applicable to the Portfolio’s assets that would require knowledge of the Portfolio’s holdings other than the Assets subject to this Agreement. (vii) The Subadvisor shall not be responsible for any loss incurred by reason of any act or omission of any custodian, including but not limited to any loss arising from, on account of or in connection with any custodian failing to timely notify the Subadvisor of any corporate action or similar transaction. (viii) The Subadvisor shall not be responsible for any loss incurred by reason of any act or omission of any broker or dealer; provided, however, that the Subadvisor will make reasonable efforts to require that brokers and dealers selected by the Subadvisor perform their obligations with respect to Diversified. Subadvisor shall be indemnified and held harmless by Diversified for any loss in carrying out the terms and provisions of this Agreement, including reasonable attorney’s fees, indemnification to the Portfolio, or any shareholder thereof and, brokers and commission merchants, fines, taxes, penalties and interest. Subadvisor, however, shall be liable for any liability, damages, or expenses of Diversified arising out of the willful malfeasance, bad faith, gross negligence, or violation of applicable law or reckless disregard of the duties owed pursuant to this Agreement by any of its employees or associated or supervised persons in providing management under this Agreement; and, in such cases, the indemnification by Diversified, referred to above, shall be inapplicable.

The Subadvisor may apply to Diversified at any time for instructions and may consult counsel for Diversified or its own counsel with respect to any matter arising in connection with the duties of the Subadvisor. Also, the Subadvisor shall be protected in acting upon advice of Diversified and/or Diversified’s counsel and upon any document which Subadvisor reasonably believes to be genuine and to have been signed by the proper person or persons.

7.       Disclosure. Subadvisor agrees that, during the term of this Agreement, Subadvisor shall disclose to Diversified the identity of any other fund registered under the 1940 Act managed by the Subadvisor with substantially similar investment objectives, principal investment strategies and investment policies to the Portfolio, if, to the best knowledge of the Subadvisor, fund is sold in retirement plan marketplaces in competition with the Portfolio.

8.       Compliance Obligations. The Subadvisor shall promptly provide to the Portfolio’s compliance personnel:

(a)      notice of any SEC routine or “sweep” examination, and a summary of any SEC written finding, concern or issue resulting from any such examination, occurring or issued during the term of this Agreement, relating to the Subadvisor’s management of the Portfolio or impacting its management of the Portfolio and, upon request, a summary of the Subadvisor’s response to such an SEC written finding, concern or issue arising out of an examination;

(b)      a report of any material violations of the Subadvisor’s compliance program or any “material compliance matters” (as such term is defined in Rule 38a-1 under the 1940 Act) that have occurred with respect to the Subadvisor’s compliance program related to Subadvisor’s management of the Portfolio, and a copy of the Subadvisor’s chief compliance officer annual report required by Rule 206(4)-7 under the Advisers Act (“Subadvisor’s CCO Annual Report”) containing, among other things, a list of any other material violations;

(c)      a report of any material changes to the policies and procedures that comprise the Subadvisor’s compliance program, and a summary of all changes to these policies and procedures contained in the Subadvisor’s CCO Annual Report delivered annually; and

(d)	a copy of the Subadvisor’s CCO Annual Report.

The Subadvisor agrees to cooperate with periodic reviews by the Portfolio’s compliance personnel of the Subadvisor’s compliance program and the operation and implementation of the compliance program. The Subadvisor agrees to provide reasonable access, during normal business hours, to the Subadvisor’s facilities for the purpose of conducting pre-arranged on-site compliance-related due diligence meetings with personnel of the Subadvisor. The Subadvisor agrees to provide the Portfolio’s compliance personnel such additional information and certifications in respect of the Subadvisor’s compliance policies and procedures and related matters as the Portfolio’s compliance personnel may reasonably request.

9.       Confidentiality. Each party agrees that it will treat confidentially all information provided by the other party regarding such other party’s business and operations. All confidential information provided by a party hereto shall not be disclosed to any unaffiliated third party without the prior consent of the providing party except as necessary to perform services under this Agreement, or during a regular examination or audit of the party. The foregoing shall not apply to any information that is public when provided or thereafter becomes public without fault of any party or which is required or requested to be disclosed by any regulatory authority with jurisdiction, by judicial or administrative process or otherwise by applicable law or regulation.

10.     Duration, Termination and Amendments of this Agreement. This Agreement shall become effective as of the day and year first above written and shall govern the relations between the parties hereto thereafter, and, unless terminated earlier as provided below, shall remain in force for two years, on which date it will terminate unless its continuance thereafter is specifically approved at least annually (a) by the vote of a majority of the Trustees of the Portfolio who are not “interested persons” with respect to this Agreement or of the Subadvisor or Diversified at an in person meeting specifically called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio.

This Agreement may be terminated at any time without the payment of any penalty by the Trustees, or by the vote of a majority of the outstanding voting securities of the Portfolio, or by Diversified. The Subadvisor may terminate the Agreement only upon giving 90 days’ advance written notice to Diversified. This Agreement shall automatically terminate in the event of its assignment.

This Agreement may be amended only if such amendment is approved by the vote of a majority of the Board of Trustees of the Portfolio who are not parties to this Agreement or “interested persons” of any such party, cast in person at a meeting called for the purpose of voting on such approval and, if required under applicable law, the vote of a majority of the outstanding voting securities of the Portfolio.

The terms “specifically approved at least annually”, “vote of a majority of the outstanding voting securities”, “assignment”, “affiliated person”, and “interested persons”, when used in this Agreement, shall have the respective meanings specified in, and shall be construed in a manner consistent with, the 1940 Act, subject, however, to such exemptions as may be granted by the SEC under said Act.

11.     Certain Records. Any records to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 adopted under the 1940 Act which are prepared or maintained by the Subadvisor with respect to the Assets will be made available promptly to the Portfolio on request.

12.     Survival of Compensation Rates. All rights to compensation under this Agreement shall survive the termination of this Agreement.

13.     Entire Agreement. This Agreement states the entire agreement of the parties with respect to investment advisory services to be provided to the Portfolio by the Subadvisor and may not be amended except in a writing signed by the parties hereto and approved in accordance with Section 10 hereof.

Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

14.     Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

15.     Provision of Certain Information by Subadvisor. Subadvisor shall disclose to Diversified promptly after it has knowledge of any significant change or variation in its management structure or personnel or any significant change or variation in its management style or investment philosophy that is material to this Agreement. In addition, Subadvisor shall disclose to Diversified, promptly after it has knowledge, the existence of any pending legal action being brought against it whether in the form of a lawsuit or a non-routine investigation by any federal or state governmental agency. The Subadvisor shall provide all information reasonably requested of it by the Board of Trustees of the Portfolio in accordance with Section 15(c) of the 1940 Act.

Diversified represents to Subadvisor that any information received by Diversified pursuant to this section will be kept confidential in accordance with the provisions of Section 9.

16.     Use of Name. During the term of this Agreement, Diversified agrees to furnish to Subadvisor at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to sales personnel, shareholders of the Portfolio or the public which refer to Subadvisor or its clients in any way, prior to use thereof and not to use such materials if Subadvisor reasonably objects in writing three business days (or such other time as may be mutually agreed upon) after receipt thereof. Advance review shall not be required from Subadvisor with respect to: 1) sales literature in which Subadvisor is only referenced in a listing of subadvisors to the Portfolios; and 2) other materials as agreed upon mutually by Diversified and Subadvisor. Sales literature may be furnished to Subadvisor by first-class or overnight mail, electronic or facsimile transmission, or hand delivery.

            IN WITNESS WHEREOF, the parties thereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, all as of the day and year first above written.

Diversified Investment Advisors, Inc.
By: /s/ Elizabeth L. Belanger
Elizabeth L. Belanger
Vice President & Senior Counsel
WELLINGTON MANAGEMENT COMPANY, LLP
By: /s/ Jonathan M. Payson
Jonathan M. Payson

SCHEDULE A

Please see Exhibit A-1 and A-2 to this Information Statement

SCHEDULE B

The Subadvisor shall be compensated for its services under this Agreement on the basis of the below-described annual fee schedule.

Fee Schedule

0.28% of net assets

Net assets are equal to the market value of the portion of the Portfolio allocated to the Subadvisor. Fees will be calculated by multiplying the arithmetic average of the beginning and ending monthly net assets for each calendar month by the fee schedule and dividing by twelve. The fee for each calendar quarter will be paid quarterly in arrears.